UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

001-33515

(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective November 2, 2011, the Board of Directors (the “Board”) of Einstein Noah Restaurant Group, Inc. (the “Company”) adopted the Fourth Amended By-Laws of the Company (the “By-Laws”). The Board amended the Company’s By-Laws to, among other things, reflect the Company’s current name (from New World Coffee, Inc.), to align the By-Laws with the Company’s Certificate of Incorporation and to update the By-Laws for recent regulatory guidance. Other administrative and clarifying changes were also made.

The material changes effected by the new By-Laws are as follows:

•	Expressly confirms that failure by the Company to hold an annual meeting of its stockholders will not invalidate any action taken by the Board or officers of the Company.

•

Notification of stockholder meetings and director resignations or consents to action without a meeting can now be given either by written or electronic means. For notice given by electronic transmission, the stockholder must consent to receive such notice. A stockholder’s consent to notice by electronic transmission will be automatically revoked if the Company is unable to deliver two consecutive electronic transmission notices.

•

The number of directors serving on the Board shall be at least three and no more than nine. Previously, the Board was fixed at seven members. By resolution, the Board has set the current number of directors at six.

•	Special meetings of the Board may be called by the Chairman, Chief Executive Officer or a majority of the Board. Previously, any member of the Board was able to call a special meeting.

•

Expressly confirms that the Board has the authority to fix the compensation of directors and that directors are entitled to receive additional compensation for attending committee meetings and reimbursement for expenses incurred to attend meetings.

•	A Chairman of the Board must now be elected by other members of the Board. Previously, the Board was given the discretion to elect a chairman or not.

•	Shares of stock must now be represented by certificates, unless specifically exempted by the Board through resolution.

•	Expressly provides that the Company can determine which directors and officers are indemnified from any legal action under its By-Laws. This determination will be made by:

•	A majority vote of the directors who are not parties to the legal action; or

•	A committee of directors not involved in the legal action; or

•	If there are no directors who are not named in a legal proceeding, then by independent legal counsel in a written opinion; or

•	By the stockholders of the Company.

•	Expressly confirms that the Board may declare dividends at any regular or special meeting, pursuant to law, and allows the dividends to be paid in cash, property or shares of capital stock.

•	The Company may file a bankruptcy petition only upon the approval of at least 75% of the members of the Board.

•	The Delaware Court of Chancery shall be the exclusive forum for actions under the Delaware General Corporation Law against the Company or its directors or officers.

This summary of the terms of the By-Laws is qualified in its entirety by the text of the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

3.2	Fourth Amended By-Laws of Einstein Noah Restaurant Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: November 7, 2011	/s/ EMANUEL P.N. HILARIO
Emanuel P.N. Hilario
Chief Financial Officer